UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2008

NEUTRAL TANDEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33778	31-1786871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Wacker Drive

Suite 200

Chicago, Illinois 60606

(Address of principal executive offices, including Zip Code)

(312) 384-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 27, 2008, Neutral Tandem, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. Incorporated, as representative of the several underwriters (the “Underwriters”) party thereto, and the Selling Shareholders (as defined in the Underwriting Agreement). The Underwriting Agreement provides for the sale by the Selling Shareholders of 4,500,000 shares of the Company‘s common stock (and an additional 675,000 if the Underwriters exercise their overallotment option). The Underwriting Agreement contains customary representations, warranties, and agreements by the Company and the Selling Shareholders, and customary conditions to closing, indemnification rights and obligations of the parties, and termination provisions.

A registration statement relating to the offering was filed and declared effective by the Securities and Exchange Commission. The offering is being made only by means of a prospectus, copies of which may be obtained by contacting Morgan Stanley & Co. Incorporated, 180 Varick Street, New York, NY 10014; Attention: Prospectus Department or by email at prospectus@morganstanley.com.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such document, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On March 27, 2008, the Company issued a press release announcing the pricing of the secondary offering of the Company’s common stock by certain selling stockholders. A copy of the press release is furnished as Exhibit 99.1 to this report is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Underwriting Agreement, dated March 27, 2008, by and among Neutral Tandem, Inc., Morgan Stanley & Co. Incorporated, Inc., as representative of the several Underwriters party thereto, and the Selling Shareholders named therein.

99.1	Press release issued March 27, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUTRAL TANDEM, INC.

/s/ Richard L. Monto
Date: March 31, 2008	Name:	Richard L. Monto
	Title:	General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Underwriting Agreement, dated March 27, 2008, by and among Neutral Tandem, Inc., Morgan Stanley & Co. Incorporated, Inc., as representative of the several Underwriters party thereto, and the Selling Shareholders named therein.

99.1	Press release issued March 27, 2008.